Superclick, Inc.

2007 Annual Meeting of Shareholders

April 24, 2008
Marriott Chateau Champlain

TOPICS

- 2007 Financial Review
- Q1 2008
- 2008 Priorities

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Forward-looking statements, particularly but not limited to statements regarding new market opportunities resulting from innovation; growing market share; and attracting new customers.

These forward-looking statements involve risks and uncertainties, and actual results may differ materially from those predicted in any such forward-looking statements. Such factors include, but are not limited to, increased competition; increased pricing pressures; foreign exchange; the U.S. economy; and the importance of and the other factors described in the section entitled "Risk Factors" contained in the annual report filed January 28, 2008 under form 10KSB and in other similar correspondence, reports and filings with the Securities and Exchange Commission.

Superclick assumes no obligation to, and does not currently intend to, update these forward-looking statements except as required by law.

2007 Financial Review

21%	41%	-43%	177%	134%
Revenues	Gross Profit	SG&A	EBITDA	NI

2007 Financial Review

Revenues


46%
R E V E N U E S
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
-
2004
2005
2006
2007

2007 Financial Review

GROSS PROFIT



5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Sales
Gross Profit

	GP $	Margin
2007	2,350,719	49.2%
2006	1,663,884	42.2%
2005	810,181	25.3%

2007 Financial Review

OPERATING RESULTS

	2005	2006	2007	Growth	
	$	$	$	$	%
Sales	3,205,696	3,946,311	4,782,703	836,392	21%
Gross Profit	810,181	1,663,884	2,350,719	686,835	41%
Operational Profit	-1,958,614	-1,112,439	732,403	1,844,842	-166%
	-61.1%	-28.2%	15.3%		
Other income (*expenses*)	-121,889	1,287,165	85,004	-1,202,161	-93%
Extraordinary items	-2,447,500	-	-	-	-
Net Income	-4,284,225	-2,399,604	817,407	3,217,011	134%
	-133.6%	-60.8%	17.1%		

2007 Financial Review

EARNINGS PER SHARE

Weighted Average Common Shares	
Basic	40,389,388
Fully Diluted	72,293,556

Net Income Per Share	2007	2006
Basic	$0.02	-$0.08
Fully Diluted	$0.01	n/a

Number of shares outstanding on the Record date of February 25, 2008	43,719,870

2007 Financial Review

21%	41%	-43%	177%	134%
Revenues	Gross Profit	SG&A	EBITDA	NI

Superclick, Inc.

Q1 2008 Financial Review

Q1 2008

OPERATING RESULTS

	2006	2007	2008	Growth	%
Sales	*662,141*	*761,635*	*1,447,855*	*686,220*	*90%*
Gross Profit	*207,316*	*370,992*	*646,734*	*275,742*	*74%*
Margins	*31.3%*	*48.7%*	*44.7%*		
Income (Loss) from Operations	-495,213	12,416	208,776	196,360	*1582%*
	-74.8%	1.6%	14.4%		
Net Income	-790,496	-61,471	178,348	239,819	*390%*
	-119.4%	-8.1%	12.3%		

Q1 2008

REVENUES TREND



sales trend rolling four quarters
1,500,000
1,450,000
1,400,000
1,350,000
1,300,000
1,250,000
1,200,000
1
2
3
4

Q1 2008

BALANCE SHEET

	Jan'08	Oct'07
cash	826,296	789,591
current assets	1,697,042	1,870,651
trade liabilities	464,261	555,263
current ratio	3.66	3.37

Q1 2008

BALANCE SHEET

	Jan'08	Oct'07	Oct'06
note payable	260,600	283,000	371,000

payment since 2006 -110,400

convertible debenture	1,336,350	1,521,647	2,425,000

debenture decrease since 2006 -1,088,650

Superclick, Inc.

2008 Priorities

Priorities in 2008

- pay down debt
- grow market share, top line and foot print
- shareholder value

Progress on all Fronts

- **Improving business economics** – we are continuing to see leverage in the model (customer support – recurring revenue) positively impact our cashflow.
- **Technology improvements** – MDS continues to evolve and gain attention and we have responded to new industry needs with our multi-homing application.

A Recap on the Business

- Technology
  - SIMS
  - MAMA
  - Multi-Homing
  - MDS
- Services & Support
  - World-Class Customer Support here in Montreal (recently expanded to support VOD)

- Four Seasons Hotels installed in 2007, Washington – Boston – Philadelphia – San Francisco – Scottsdale Arizona - Florence (Italy)
- Intercontinental 5* Willard Hotels deploys Superclick.
- Swisscom orders their first MaMA along with 10 servers.
- MDS generated in one month $15,000 of advertising revenue for a 120 room property.
- Noble investments selects Superclick to pilot MDS at the Westin Atlanta.
- MDS is presently being reviewed by a 400+ property ownership as an additional source of revenue.
- Multihoming & Traffic Shaping development begins.

2007 Highlights

- Mandarin Hotels selected Superclick ,with the first 4 installations in Asia.
- Fairmont Hotels engages Superclick to deploy wireless to 30+ hotels
- KoolConnect a Video on Demand service provider selected Superclick for their HSIA and VoD Guest support adding 15,000 rooms to our help desk.
- Superclick deploys first Starwood managed property – W Atlanta Midtown.
- Noble investment's selects Superclick to pilot MDS at the Westin Atlanta.
- IHG places first 111 property Multihoming order totaling $400K, with the opportunity of an additional 90 properties.
- IHG selected Superclick as their official HSIA partner for all their owned and managed hotels. This is a great testimonial for the 3400 franchise hotels.

2008 Highlights (Year to date)

Month	Hotel	Hotel % Growth	No. of Rooms	No. of users	No. of Support Tickets	Percentage (Tickets/Users)
Q1-2005	191		31,355	147,718	2,244	1.52%
Q2-2005	215	13%	40,170	591,726	7,366	1.26%
Q3-2005	263	22%	53,328	840,509	8,698	1.04%
Q4-2005	410	56%	55,534	889,301	13,774	1.58%
Q1-2006	441	8%	62,651	1,135,619	16,202	1.83%
Q2-2006	462	5%	73,050	1,158,830	26,345	2.39%
Q3-2006	491	6%	93,858	1,607,097	32,108	2.00%
Q4-2006	522	6%	97,327	1,732,168	31,778	1.84%
Q1-2007	533	2%	101,712	1,641,496	29,201	1.77%
Q2-2007	547	3%	104,450	2,246,374	36,011	1.61%
Q3-2007	566	3%	105,017	2,488,983	37,019	1.49%
Q4-2007	582	3%	108,339	2,737,640	36,542	1.34%
Q1-2008	610	3%	109,986	2,511,752	32,143	1.27%

2007 added 60 properties with 11,000 rooms,
2008 target pipeline is 150 properties or 30,000 rooms

2005 - 2008 client base growth

* Data supplied by MaMA, so there may be some data inaccuracy.

- Sales Activity by Product
  - SIMS
  - Multihoming & Traffic Shaping
  - MDS
  - Help desk
- Sales Activity by Territory
  - North America
  - Latin America
  - Middle East & Asia
- Sales Activity by Brand
  - Intercontinental Hotels – Starwood - Fairmont – Four Seasons – Swiss Hotels - – Hyatt – Marriott
- Sales Activity by Client - 500 Client up sell
  - Wireless overlay to our wired only clients (Fairmont)
  - Multihoming & Traffic Shaping
  - MDS – Continue to build foot print

2008 Sales Focus

Sales Plan 2008

- Aggressive market growth for new builds
  - IHG rooms pipeline 60,000 – 300 Hotels for 2008/09
  - Starwood room pipeline 40,000 – 60 Hotels for 2008
  - Fairmont room pipeline 20,000 – 15 Hotels for 2008
  - Four Seasons pipeline 20,000 – 20 Hotels for 2008
- Aging Networks
  - Most networks deployed in phase 1 &2 of hotel internet are 7+ years old
  - Failing networks create high levels of guest complaints
  - Increased guest usage places strain on aging networks
- Wired & Wireless converged networks
  - New technology needs to support today's wireless guest.
  - Bandwidth management to handle high demand of music and video

Multihoming is a technique to increase the reliability and performance of the Internet connection for an IP network.

Multiple Interfaces, Single IP address per interface

The SIMS Server has multiple interfaces and each interface has one, or more, IP addresses. If one of the links fail that IP address is unreachable, the other will still work. Bonding allows you to aggregate multiple ports into a single group, effectively combining the bandwidth into a single connection. Bonding also allows you to create multi-gigabit pipes to transport traffic through the highest traffic areas of your network. For example, you can aggregate three megabits ports into a three-megabits trunk port. That is equivalent with having one interface with three megabytes speed.


P2P 100mhz
WWW 100mhz
SUPER CLICK MDS GATEWAY
T1 – 1.54mb
xDSL / Cable – MB
Internet

What is Multihoming?

- Average hotel has a T1 (1.54mb)connection with 50 – 80 users online.

- Average residential connection has a xDSL or Cable between 1mb – 5mb for one user

- Average cost of T1 (1.54mb) is $550 per month
- Average cost of 15mb cable is $250 per month

SIMS Multihoming bonds multiple circuits increasing the bandwidth by 10x at factional costs of multiple T1 circuits. Multihoming not only improves speed it also adds failover to the internet connection.

Multihoming address the hospitality needs whether on Superclick or competitors infrastructure.

Multihoming & Traffic Shaping

- Hotel reduced revenues with internet going free.
- Increased cost of ownership of aging infrastructure.
- Increased internet usage cost to support increasing demand
- Increase loyalty program awareness
- Improve guest experience by informing them of local services

What does this mean?

Every hotel needs an alternative revenue MDS is that revenue source.

2008/2009 Focus is building a footprint to over 5 million users per month. This will gain awareness and interest from the top online advertising agencies.

MDS Market Opportunities

- Truly Best-of-Breed
- We are seeing market demand increasing and in particular, demand for our products and solutions – validation.
- Future growth supported by proven, recurring support business provides stability to our model
- Improving cash flow and balance sheet

Recap

- Increasing shareholder value – How?
  - Financial Performance
  - Business Development
  - More Proactive Shareholder Communications

Our Committment

Thank You For Your Continued Support

Fiscal Year Ended October 31, 2007

April 24, 2008
Marriott Chateau Champlain